Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ J. Cliff Eason      Director

J. Cliff Eason
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ William J. Bartlett      Director

William J. Bartlett
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Arnoud W.A. Boot      Director

Arnoud W.A. Boot
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ John F. Danahy      Director

John F. Danahy
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Christine R. Detrick      Director

Christine R. Detrick
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Alan C. Henderson      Director

Alan C. Henderson
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Joyce A. Phillips      Director

Joyce A. Phillips
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Frederick J. Sievert      Director

Frederick J. Sievert
Name (Typed or printed)

Date March 2, 2015

Exhibit 24.1
REINSURANCE GROUP OF AMERICA, INCORPORATED

POWER OF ATTORNEY

I, the undersigned, as a director of Reinsurance Company of America, Incorporated hereby constitute Jack B. Lay and William L. Hutton, and each of them singly, with full power to sign for me, in my name and in the capacity checked below, the annual report of Reinsurance Group of America, Incorporated for fiscal year 2014 on Form 10-K and any and all amendments to this report with the Securities and Exchange Commission and I hereby ratify and confirm my signature as it may be signed by the above-mentioned people to said Form 10-K and to any and all amendments thereto.

Witness my hand on the date set forth below.

Signature

/s/ Stanley B. Tulin      Director

Stanley B. Tulin
Name (Typed or printed)

Date March 2, 2015